UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	September 29, 2008

Champion Enterprises, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Michigan
(State or Other Jurisdiction of Incorporation)

1-9751	38-2743168
(Commission File Number)	(IRS Employer Identification No.)

755 W. Big Beaver, Suite 1000, Troy, Michigan	48084
(Address of Principal Executive Offices)	(Zip Code)

(248) 614-8200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of certain Officers; Compensatory Arrangements of Certain Officers.
(b)     On September 29, 2008, Michael A. Volkema, a director of Champion Enterprises, Inc. (“Champion”), announced his resignation from the Board of Directors for personal reasons effective October 1, 2008.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHAMPION ENTERPRISES, INC.
By:	/s/ Roger K. Scholten
Roger K. Scholten, Senior Vice President, General Counsel and Secretary
Date: September 30, 2008